SECOND AMENDMENT TO REAL ESTATE SALE AGREEMENT

THIS SECOND AMENDMENT TO REAL ESTATE SALE AGREEMENT (the “Amendment”) is made as of this _____ day of November, 2012, between MCW-RC III MURRAY LANDING, LLC, a Delaware limited liability company (“MCW Murray”), MCW-RC III KLEINWOOD CENTER, L.P., a Texas limited partnership (“MCW Kleinwood”), MCW-RC III VINEYARD SHOPPING CENTER, LLC, a Delaware limited liability company (“MCW Vineyard”), REGENCY REALTY GROUP, INC., a Florida corporation (“Regency”), and REGENCY CENTERS, L.P., successor by merger to KLEINWOOD CENTER, LLC, a Delaware limited liability company (“Kleinwood Center”) (collectively referred to herein as “Seller”), and THE PHILLIPS EDISON GROUP LLC, an Ohio limited liability company (referred to herein as “Buyer”).

RECITALS:

A.                Buyer, MCW Murray, MCW Kleinwood, MCW Vineyard, and Regency previously executed that certain Real Estate Sale Agreement dated October 4, 2012, as amended by that certain First Amendment to Real Estate Sale Agreement dated October 12, 2012 (collectively, the “Agreement”), for the purchase and sale of certain improved property more particularly described in the Agreement.

B.                 The Inspection Period, as defined in the Agreement, is scheduled to expire on November 5, 2012.

C.                 During the due diligence review of the Property, it was determined that a parcel more particularly described in Exhibit “A” (the “Kleinwood Center Parcel”), is actually owned by Kleinwood Center and not MCW Kleinwood as previously thought.

D.                During the due diligence review of the Property, it was determined that a parcel more particularly described in Exhibit “B” (the “Regency Parcel”), is actually owned by Regency and not MCW Kleinwood as previously thought.

E.                 Buyer and Seller wish to amend the Agreement so as to (i) extend the Inspection Period, (ii) add Kleinwood Center as a party, (iii) identify Kleinwood Center as Seller with respect to the Kleinwood Center Parcel, and (iv) identify Regency as Seller with respect to the Regency Parcel.

F.                  Buyer and Seller have reached an agreement to amend the terms of the Agreement as hereinafter set forth.

G.                Except as otherwise expressly provided for herein, capitalized terms used herein shall have the same meaning as set forth in the Agreement.

NOW, THEREFORE, in consideration of the premises and for good and valuable consideration, the receipt of which is hereby acknowledged, Buyer and Seller acknowledge and agree as follows:

1.                  Section 1.17 of the Agreement is hereby amended to state that the Inspection Period shall end at 6:00 p.m. local Jacksonville, Florida time on November 6, 2012.

2.                  The Agreement is hereby amended so that the term “Seller”, as defined in the Agreement, shall mean MCW Murray, MCW Kleinwood, MCW Vineyard, Regency, and Kleinwood Center respectively, solely with respect to the portion of the Real Property to which such Seller holds fee simple title.

3.                  Each of the Seller’s covenants, warranties and representations set forth in the Agreement shall be deemed made by MCW Murray, MCW Kleinwood, MCW Vineyard, Regency, and Kleinwood Center respectively, solely with respect to the portion of the Real Property to which such Seller holds fee simple title.

4.                  Kleinwood Center joins in the execution of this Amendment in order to evidence its ratification of the Agreement as “Seller” with respect to the Kleinwood Center Parcel, and Kleinwood Center agrees to be bound by the Seller obligations under the Agreement as contemplated therein.

5.                  Regency joins in the execution of this Amendment in order to evidence its ratification of the Agreement as “Seller” with respect to the Regency Parcel, and Regency agrees to be bound by the Seller obligations under the Agreement as contemplated therein.

6.                  The remaining terms and conditions of the Agreement remain in full force and effect.

7.                  This Amendment may be executed by the parties hereto individually or in combination, in one or more counterparts, each of which shall be an original and all of which will constitute one and the same Agreement.

8.                  The parties hereby agree that an executed facsimile or pdf copy of this Amendment may be transmitted to either party and be deemed an original for purposes hereof.

SIGNATURES BEGIN ON FOLLOWING PAGE

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

“MCW MURRAY”

MCW-RC III MURRAY LANDING, LLC, a Delaware limited liability company

By:  Macquarie CountryWide-Regency III, LLC, a

       Delaware limited liability company

Its:   Sole Member

       By:  Macquarie-Regency Management, LLC, a

              Delaware limited liability company

       Its:  Managing Member

              By:  Regency Centers, L.P., a Delaware

                      limited partnership

              Its:  Managing Member

                     By:  Regency Centers Corporation, a

                            Florida corporation

                     Its:  General Partner

              By: /s/ Barry Argalas__________________
              Name: Barry Argalas
               Its:      Senior Vice President

“MCW KLEINWOOD”

MCW-RC III KLEINWOOD CENTER, L.P., a Texas limited partnership

By:  MCW-RC III Kleinwood GP, LLC, a Delaware

        limited liability company

Its:   General Partner

        By:  Macquarie CountryWide-Regency III,

               LLC, a Delaware limited liability

               company

        Its:  Sole Member

               By:  Macquarie-Regency Management, LLC,

                      a Delaware limited liability company

               Its:  Managing Member

                      By:  Regency Centers, L.P., a Delaware

                              limited partnership

                       Its:   Managing Member

                             By:  Regency Centers Corporation,

                                    a Florida corporation

                             Its:  General Partner

                       By:  /s/ Barry Argalas_____________

                       Name:Barry Argalas
                       Its:  Senior Vice President

“MCW VINEYARD”

MCW-RC III VINEYARD SHOPPING CENTER, LLC., a Delaware limited liability company

By:  Macquarie CountryWide-Regency III, LLC, a

       Delaware limited liability company

Its:  Member

       By:  Macquarie-Regency Management, LLC, a

              Delaware limited liability company

        Its:  Managing Member

               By:  Regency Centers, L.P., a Delaware

                       limited partnership

               Its:   Managing Member

               By:  Regency Centers Corporation,

                      a Florida corporation

               Its:  General Partner

                      By:  /s/ Barry Argalas____________
                      Name:Barry Argalas
                      Its:  Senior Vice President

“REGENCY

REGENCY REALTY GROUP, INC., a Florida corporation

By:     /s/ Barry Argalas_________________

Name:  Barry Argalas

Its:        Senior Vice President

“KLEINWOOD CENTER”

REGENCY CENTERS, L.P., a Delaware limited partnership

By:  Regency Centers Corporation

Its:  General Partner

       By:  /s/ Barry Argalas________________

       Name: Barry Argalas
       Title:    Senior Vice President

“BUYER”

THE PHILLIPS EDISON GROUP LLC,

an Ohio limited liability company

By:     Phillips Edison Limited Partnership,

          a Delaware limited partnership,

Its:     Managing Member

          By:     Phillips Edison & Company, Inc.,

                    a Maryland corporation,

          Its:     General Partner

                   By: /s/ Robert F. Myers

                   Name:Robert F. Myers

                   Its: President________

Exhibit “A”

Exhibit “B”